UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2020

Vir Biotechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39083	81-2730369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

499 Illinois Street, Suite 500

San Francisco, California 94158

(Address of principal executive offices, including zip code)

(415) 906-4324

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VIR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On July 2, 2020, upon the recommendation of its Nominating and Corporate Governance Committee (the “Nominating Committee”), the Board of Directors (the “Board”) of Vir Biotechnology, Inc. (the “Company”) increased the size of the Board from nine (9) to ten (10) members, and appointed Dr. Elliott Sigal to fill the newly created vacancy, to serve on the Board as a Class I director until the Company’s 2023 annual meeting of stockholders, and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal effective upon the closing of the Company’s proposed underwritten public offering of common stock pursuant to a registration statement on Form S-1 expected to be filed with the Securities and Exchange Commission (the “SEC”) today (such public offering closing date, the “Effective Date”). Based upon the further recommendation of its Nominating Committee, the Board also appointed Dr. Sigal to serve as a member of its Compensation Committee, with such appointment effective upon his appointment to the Board. Dr. Sigal was not selected by the Board to serve as a director pursuant to any arrangement or understanding with any persons.

Director Independence

Based upon information requested from and provided by Dr. Sigal concerning his background, employment and affiliations, including family relationships, the Nominating Committee and the Board have determined that Dr. Sigal does not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that Dr. Sigal is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements of The Nasdaq Stock Market LLC Marketplace Rules, and that Dr. Sigal will be a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. In making this determination, the Nominating Committee and the Board considered the current and prior relationships that Dr. Sigal has with the Company and all other facts and circumstances the Nominating Committee and the Board deemed relevant in determining Dr. Sigal’s independence.

Director Background

Dr. Sigal, age 68, served as Chief Scientific Officer of Bristol-Myers Squibb Company (“BMS”) from October 2004 until his retirement in June 2013 and was a member of its board of directors from March 2011 to June 2013. Dr. Sigal joined BMS in 1997 and held positions of increasing responsibility in drug discovery and development and was a member of the executive committee from September 2001 through June 2013. Prior to BMS, he was Vice President of R&D and Chief Executive Officer for the genomics firm Mercator Genetics Inc. Dr. Sigal currently serves as a member of the board of directors of Adaptimmune Therapeutics plc, a role he has held since 2014. Dr. Sigal has also served as a member of the board of directors of Surface Oncology, Inc. since 2018 and is a member of its nominating and corporate governance committee. In addition, Dr. Sigal is an advisor to the life sciences venture firm New Enterprise Associates and consults for select biopharmaceutical companies. Dr. Sigal holds B.S., M.S. and Ph.D. degrees in industrial engineering from Purdue University and an M.D. from the University of Chicago. He completed his training in internal medicine and pulmonary medicine at the University of California, San Francisco (“UCSF”). He received his research training at the Cardiovascular Research Institute at UCSF, where he served on the faculty of the UCSF Department of Medicine. The Nominating Committee and the Board believe that Dr. Sigal is qualified to serve on the Board because of his extensive experience in the life sciences industry and his extensive leadership experience.

Director Compensation

Dr. Sigal will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation policy that took effect in October 2019, as described in the Company’s definitive proxy statement for the 2020 Annual Meeting of Stockholders, filed with the SEC on April 6, 2020. Pursuant to the automatic grant program under such policy, Dr. Sigal will be granted an option to purchase 57,777 shares of the Company’s common stock under the Company’s 2019 Equity Incentive Plan on the Effective Date. One-third of the shares subject to such stock option will vest on the one-year anniversary of his initial appointment and thereafter the remainder of the shares subject to such stock option will vest monthly over a two-year period, subject to the director’s continued service as a director through the applicable vesting dates, and acceleration in the event of a change of control as defined in the plan. Such option grant will have an exercise price equal to the closing sale price of the Company’s common stock on the Effective Date as reported on The Nasdaq Global Select Market and a term of 10 years, subject to earlier termination for cessation of continuous service.

Director Indemnification Agreement

In connection with the aforementioned appointment to the Board, the Company will enter into its standard indemnification agreement with Dr. Sigal, which form indemnity agreement is filed as Exhibit 10.1 to the Company’s registration statement on Form S-1 (File No. 333-233604) filed with the SEC on September 3, 2019, which requires the Company, under the circumstances and to the extent provided for therein, to indemnify the indemnitee to the fullest extent permitted by applicable law against certain expenses and other amounts incurred by him as a result of being made a party to certain actions, suits, investigations and other proceedings.

Item 8.01 Other Events.

The Company is filing certain information for the purpose of updating descriptions of the Company’s business and risk factors contained in the Company’s other filings with the SEC. Copies of the additional disclosures are attached as Exhibits 99.1 and 99.2 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Updated Business Description

99.2	Updated Risk Factors

This Current Report on Form 8-K contains forward-looking statements about the Company and its industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this report, including statements regarding the effectiveness of Dr. Sigal’s appointment to the Company’s Board, the Company’s proposed underwritten public offering of common stock, the Company’s strategy, future financial condition, future operations, research and development, planned clinical trials and preclinical studies, technology platforms, the timing and likelihood of regulatory filings and approvals for the Company’s product candidates, its ability to commercialize its product candidates, the potential benefits of collaborations, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology.

The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions described in the Company’s filings with the SEC, including the section titled “Risk Factors” in Exhibit 99.2 attached to this report. Moreover, the Company operates in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for the Company’s management to predict all risk factors nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements.

In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this report, the Company cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur at all. You should refer to the section titled “Risk Factors” in Exhibit 99.2 attached to this report for a discussion of important factors that may cause the Company’s actual results to differ materially from those expressed or implied by the Company’s forward-looking statements. Furthermore, if the Company’s forward-looking statements prove to be inaccurate, the inaccuracy may be material. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vir Biotechnology, Inc.

Date: July 6, 2020	By:	/s/ Howard Horn
Howard Horn
Chief Financial Officer